                                                                   EXHIBIT 99.23

THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, OR OTHERWISE DISPOSED OF UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THAT ACT OR UNLESS AN OPINION OF COUNSEL TO THE COMPANY OR OTHER COUNSEL REASONABLY SATISFACTORY TO THE COMPANY IS OBTAINED STATING THAT SUCH DISPOSITION IS IN COMPLIANCE WITH AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION.

THE RIGHT TO SELL OR OTHERWISE TRANSFER THIS WARRANT IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN A SECURITIES PURCHASE AGREEMENT DATED FEBRUARY 26, 2001, AS AMENDED, BETWEEN THE COMPANY AND THE INITIAL BUYER OF THE WARRANT, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICES OF THE COMPANY. THIS WARRANT MAY NOT BE SOLD OR TRANSFERRED EXCEPT UPON THE CONDITIONS SPECIFIED IN THE SECURITIES PURCHASE AGREEMENT AND IN THIS WARRANT, AND NO SALE OR TRANSFER OF THIS WARRANT SHALL BE VALID OR EFFECTIVE UNLESS AND UNTIL SUCH CONDITIONS SHALL HAVE BEEN COMPLIED WITH.

                                   ----------

                                  GAINSCO, INC.
               (Incorporated under the laws of the State of Texas)

                  Void after 5:00 p.m., Fort Worth, Texas time,
                                on March 23, 2006


No. A-1                                                        Right to Purchase
                                                                1,050,000 Shares

                          COMMON STOCK PURCHASE WARRANT

         THIS CERTIFIES THAT, for value received, Robert W. Stallings (the "Holder"), or his registered assigns, is entitled to purchase from GAINSCO, INC., a Texas corporation (the "Company"), at any time or from time to time during the period specified in Paragraph 2 hereof, one million fifty thousand (1,050,000) fully paid and nonassessable shares of the Company's Common Stock, par value $0.10 per share (the "Common Stock"), at an exercise price per share (the "Exercise Price") equal to the Series B Conversion Price (as such term is defined in the Statement of Resolution filed with the Secretary of State of the State of Texas establishing and designating the Series B Convertible Redeemable Preferred Stock of the Company). The term "Warrant Shares", as used herein, refers to the shares of Common Stock purchasable hereunder. The Warrant Shares and the Exercise Price are subject to adjustment as provided in Paragraph 4 hereof.

         This Warrant is issued pursuant to, and is subject to all terms, provisions, and conditions contained in, that certain Securities Purchase Agreement dated February 26, 2001 (as amended, the "Purchase Agreement"), by and between the Company and Holder. This Warrant is subject to the following additional terms, provisions, and conditions:



WARRANT - PAGE 1

         1. MANNER OF EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT FOR SHARES. Subject to the provisions hereof, this Warrant may be exercised by the holder hereof, in whole or in part, by the surrender of this Warrant, together with a completed Exercise Agreement in the form attached hereto, to the Company during normal business hours on any business day at the Company's principal office in Fort Worth, Texas (or such other office or agency of the Company as it may designate by notice to the holder hereof), during the Exercise Period (as defined in Paragraph 2), and upon payment to the Company of the Exercise Price for the Warrant Shares specified in said Exercise Agreement, which such payment shall be made (i) in cash or by certified or official bank check, or (ii) by surrender of shares of Common Stock owned by the holder hereof (the "Payment Shares"), the aggregate Current Market Price of which shall be credited against the Exercise Price; provided, however, that in lieu of actually tendering the Payment Shares, the holder hereof may make a constructive exchange by relinquishing a number of Warrant Shares ("Constructive Exchange") represented by the then exercisable portion of this Warrant. The holder hereof shall notify the Company in writing of any election to pay all or a portion of the Exercise Price using a Constructive Exchange. Such notice shall specify the number of Payment Shares to be used in the Constructive Exchange. Upon receipt of such notice and the required information referred to herein, the Company shall confirm ownership of the Payment Shares by reference to Company records. Upon such confirmation, the Company shall treat the Payment Shares as being constructively exchanged, and accordingly, the Company shall issue to the holder hereof a net number of shares of Common Stock equal to (i) the number of shares subject to the exercise for which the Constructive Exchange is being exercised, less (ii) the number of Payment Shares. The holder hereof may elect to exercise using a Constructive Exchange any number of times in succession, subject to compliance with the procedures set forth herein. The Company shall not be required to issue fractional Warrant Shares upon any exercise of the Warrant, but instead shall pay to the holder of this Warrant the cash value of any such fractional Warrant Shares. The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or its designee as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered, the completed Exercise Agreement delivered, and payment made for such shares as aforesaid. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in said Exercise Agreement, shall be delivered to the holder hereof within a reasonable time, not exceeding ten business days, after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be reasonably requested by the holder hereof, shall, unless the Warrant Shares evidenced by such certificate have previously been registered under the Securities Act of 1933, as amended (the "Securities Act") be imprinted with a restrictive legend substantially similar to the legend appearing on the face of this Warrant, and shall be registered in the name of said holder or such other name as shall be designated by said holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of said certificates, deliver to said holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised, which Warrant shall be imprinted on its face with the same legend appearing on the face of this Warrant. The Company shall pay all taxes and other expenses and charges payable in connection with the preparation, execution, and delivery of stock certificates (and any new Warrants) pursuant to this Paragraph 1 except that, in case such stock certificates shall be registered in a name or names other than the holder of this Warrant, funds sufficient to pay all stock transfer taxes which shall be payable in connection with the execution and delivery of such stock certificates shall be paid by the holder hereof to the Company at the time of the delivery of such stock certificates by the Company as mentioned above.

         2. PERIOD OF EXERCISE. This Warrant is exercisable at any time or from time to time during the period commencing on July 1, 2001 and ending at 5:00 p.m. Fort Worth, Texas time, on March 23, 2006 (the "Exercise Period").



WARRANT - PAGE 2

         3. CERTAIN ACTIONS PROHIBITED. The Company will not, by amendment of articles of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant.

         Without limiting the generality of the foregoing,

                  (i) the Company will not increase the par value of the shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect;

                  (ii) before taking any action which would cause an adjustment reducing the Exercise Price below the then par value of the shares of Common Stock so receivable, the Company will take all such corporate action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Exercise Price upon the exercise of this Warrant; and

                  (iii) the Company will not take any action which results in any adjustment of the Exercise Price if the total number of shares of Common Stock issuable after the action upon the exercise of this Warrant would exceed the total number of shares of Common Stock then authorized by the Company's charter and available for issuance upon such exercise.

         4. ADJUSTMENTS TO EXERCISE PRICE. The Exercise Price in effect at any time shall be subject to adjustment as follows:

         (a) ADJUSTMENT FOR CHANGE IN CAPITAL STOCK. If the Company:

                  (i) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

                  (ii) subdivides its outstanding shares of Common Stock into a greater number of shares;

                  (iii) combines its outstanding shares of Common Stock into a smaller number of shares;

                  (iv) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; or

                  (v) issues by reclassification of its Common Stock any shares of its capital stock;

then the Exercise Price in effect immediately prior to such action shall be adjusted so that the holder of this Warrant may receive the number of shares of capital stock of the Company upon the exercise hereof which the holder would have owned immediately following such action if the holder had executed the Warrant immediately prior to such action.

         The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.



WARRANT - PAGE 3

         If, after an adjustment, the holder of this Warrant upon exercise hereof may receive shares of two or more classes of capital stock of the Company, the Company shall determine the allocation of the adjusted Exercise Price between the classes of capital stock. After such allocation the Exercise Price of each class of capital stock thereafter shall be subject to adjustment on terms comparable to those applicable to Common Stock in this Paragraph.

         (b) ADJUSTMENT FOR RIGHTS ISSUE. If the Company distributes any rights or warrants to all holders of its Common Stock entitling them for a period expiring within 90 days after the record date for the determination of shareholders entitled to receive the rights or warrants to purchase shares of Common Stock at a price per share less than the Current Market Price per share on that record date, the Exercise Price shall be adjusted in accordance with the following formula:

                              N      x     P
                              --------------
                  C     x     O      +     M
                              --------------
         C'     =             O      +     N

         where:

         C'       =        the adjusted Exercise Price.
         C        =        the current Exercise Price.
         O        =        the number of shares of Common Stock
                           outstanding on the record date.
         N        =        the number of additional shares of Common
                           Stock offered.
         P        =        the offering price per share of the
                           additional shares.
         M        =        the Current Market Price per share of Common Stock
                           on the record date.

         The adjustment shall be made successively whenever any such rights or warrants are issued and shall become effective immediately after the record date for the determination of shareholders entitled to receive the rights or warrants. If at the end of the period during which such warrants or rights are exercisable not all warrants or rights shall have been exercised, the Exercise Price shall be immediately readjusted to what it would have been if "N" in the above formula had been the number of shares actually issued.

         This subsection does not apply to any rights or other securities issued under or in respect of any rights plan or poison pill adopted by the Company.

         (c) ADJUSTMENT FOR OTHER DISTRIBUTIONS. In case the Company at any time after the date hereof during the course of a calendar year shall declare, order, pay or make any dividend(s) or other distribution(s) payable in cash to all holders of the Common Stock exceeding (in the aggregate) $.14 per share of outstanding Common Stock (proportionately adjusted to reflect any stock dividends, splits or combinations), the Exercise Price shall be adjusted in accordance with the formula:

                  C' =  C - D

where:

         C'       =        the adjusted Exercise Price.
         C        =        the current Exercise Price.
         D        =        the amount by which the cash dividend(s) or
                           distribution(s) for the given calendar year exceeds
                           (in the aggregate) $.14 per share of outstanding
                           Common Stock (proportionately adjusted to reflect any stock dividends, splits or combinations)



WARRANT - PAGE 4
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         The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive the distribution.

         (d) CURRENT MARKET PRICE. In Paragraphs 4(b) and 4(c), the "Current Market Price" per share of Common Stock on any date is the average of Quoted Prices of the Common Stock during the two trading weeks before the date in question. In the absence of one or more such quotations the Company shall determine the current market price on the basis of such quotations as it considers appropriate. As used herein, the "Quoted Price" of the Common Stock is the last reported sales price regular way or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices regular way for such day, in each case on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if not listed or admitted to trading, the last sale price regular way for the Common Stock as published by NASDAQ or if such last price is not so published by NASDAQ or if no such sale takes place on such day, the mean between the closing bid and asked prices for the Common Stock as published by NASDAQ or in the absence of any of the foregoing, the fair market value as determined by the Board of Directors.

         (e) WHEN ADJUSTMENT MAY BE DEFERRED. No adjustment in the Exercise Price need be made unless the adjustment would require an increase or decrease of at least one percent (1%) in the Exercise Price. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment.

         All calculations under this Paragraph shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

         (f) WHEN NO ADJUSTMENT REQUIRED. No adjustment need be made for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends. No adjustment need be made for a change in the par value or no par value of the Common Stock. To the extent the Warrant becomes exercisable for cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

         (g) NOTICE OF ADJUSTMENT. Whenever the Exercise Price is adjusted, the Company shall promptly mail to the holder of this Warrant a notice and description of the adjustment.

         (h) NOTICE OF CERTAIN TRANSACTIONS. If there is a liquidation or dissolution of the Company, or in the event of any Fundamental Change Transaction (as defined in paragraph 4(i) below), or in the event of the declaration of any dividend or distribution, the Company shall mail to the holder of this Warrant a notice thereof stating the proposed effective date of such event. The Company shall mail the notice at least 15 days before such date. Failure to mail the notice or any defect in it shall not affect the validity of the transaction.

         (i) FUNDAMENTAL CHANGE TRANSACTION. In case at any time after the date hereof a purchase, tender, or exchange offer shall have been made to and accepted by the holders of more than 50% of the outstanding shares of Common Stock, or the Company is otherwise a party to any transaction (including,



WARRANT - PAGE 5
without limitation, a merger, consolidation, sale of all or substantially all of the Company's assets, liquidation, or recapitalization of the Common Stock) which is to be effected in such a way that as a result of such transaction or offer (x) the holders of Common Stock (or any other securities of the Company then issuable upon the exercise of this Warrant) shall be entitled to receive stock or other securities or property (including cash) with respect to or in exchange for Common Stock (or such other securities), or (y) the Common Stock ceases to be a publicly traded security either listed on the New York Stock Exchange, the NASDAQ National Market System or the American Stock Exchange or any successor thereto or comparable system (each such transaction being herein called a "Fundamental Change Transaction"), then, as a condition of such Fundamental Change Transaction, lawful and adequate provision shall be made whereby the holder of this Warrant shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant, and in lieu of the shares of Common Stock (or such other securities) purchasable immediately before such transaction upon the exercise hereof, such stock or other securities or property (including cash) as may be issuable or payable with respect to or in exchange for a number of outstanding shares of Common Stock (or such other securities) purchasable immediately before such transaction upon the exercise hereof, had such Fundamental Change Transaction not taken place. In any such case appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including, without limitation, the provisions for adjustments of the Exercise Price and of the number of Warrant Shares purchasable upon exercise hereof) shall thereafter be applicable, as nearly as reasonably may be, in relation to the stock or other securities or property thereafter deliverable upon the exercise hereof (including an immediate adjustment of the Exercise Price if by reason of or in connection with such Fundamental Change Transaction any securities are issued or event occurs which would, under the terms hereof, require an adjustment of the Exercise Price). In the event of a consolidation or merger of the Company with or into another corporation or entity as a result of which a greater or lesser number of shares of common stock of the surviving corporation or entity are issuable to holders of Common Stock in respect of the number of shares of Common Stock outstanding immediately prior to such consolidation or merger, then the Exercise Price in effect immediately prior to such consolidation or merger shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock. The Company shall not effect any such Fundamental Change Transaction unless prior to or simultaneously with the consummation thereof the successor corporation or entity (if other than the Company) resulting from such consolidation or merger or the corporation or entity purchasing such assets and any other corporation or entity the shares of stock or other securities or property of which are receivable thereupon by the holder of this Warrant shall expressly assume, by written instrument executed and delivered (and satisfactory in form) to the holder of this Warrant, (i) the obligation to deliver to such holder such stock or other securities or property as, in accordance with the foregoing provisions, such holder may be entitled to purchase and (ii) all other obligations of the Company hereunder.

         (j) PAR VALUE. Before taking any action which would cause an adjustment reducing the Exercise Price below the then par value (if any) of the Common Stock deliverable upon exercise of this Warrant, the Company will take any corporate action which may, in the opinion of its counsel be necessary in order that the Company may validly and legally issue fully paid and nonassessable Common Stock at such adjusted Exercise Price.

         (k) CERTAIN EVENTS. If any event occurs as to which, in the good faith judgment of the Board, the other provisions of this Paragraph 4 are not strictly applicable or if strictly applicable would not fairly protect the exercise rights of the holder of this



WARRANT - PAGE 6

Warrant in accordance with the essential intent and principles of such provisions, then the Board shall make such adjustment, if any, on a basis consistent with such essential intent and principles, necessary to preserve, without dilution, the rights of the holder of this Warrant; provided, that no such adjustment shall have the effect of increasing the Exercise Price as otherwise determined pursuant to this Paragraph 4.

         5. ISSUE TAX. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the holder of this Warrant or such shares for any issuance tax in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any warrant or certificate in a name other than the holder of this Warrant.

         6. NO RIGHTS OR LIABILITIES AS A SHAREHOLDER. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

         7. TRANSFER, EXCHANGE, AND REPLACEMENT OF WARRANT; REGISTRATION RIGHTS.

         (a) WARRANT TRANSFERABLE. This Warrant may not be transferred or assigned except in accordance with the provisions of the Purchase Agreement. The transfer of this Warrant and all rights hereunder, in whole or in part, is registrable at the office or agency of the Company referred to in Paragraph 7(e) hereof by the holder hereof in person or by his duly authorized attorney, upon surrender of this Warrant properly endorsed. Upon any transfer of this Warrant to any person, the Company shall have the right to require the holder and the transferee to make customary representations to the extent reasonably necessary to assure that the transfer will comply with the Securities Act and any applicable state securities laws. Each holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and that the holder hereof, when this Warrant shall have been so endorsed, may be treated by the Company and all other persons dealing with this Warrant as the absolute owner and holder hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant and to the registration of transfer hereof on the books of the Company; but until due presentment for registration of transfer on such books the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary.

         (b) WARRANT EXCHANGEABLE FOR DIFFERENT DENOMINATIONS. This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the office or agency of the Company referred to in Paragraph 7(e) hereof, for new Warrants of like tenor representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrants to be imprinted with the same legend appearing on the face of this Warrant and to represent the right to purchase such number of shares as shall be designated by said holder hereof at the time of such surrender. For purposes hereof, the term "Warrant" shall be deemed to include any and all such replacement Warrants, whether issued pursuant to this subparagraph (b) or any other Paragraph hereof.

         (c) REPLACEMENT OF WARRANT. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.



WARRANT - PAGE 7

         (d) CANCELLATION; PAYMENT OF EXPENSES. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this Paragraph 7, this Warrant shall be promptly cancelled by the Company. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Paragraph 7.

         (e) REGISTER. The Company shall maintain, at its principal office in Fort Worth, Texas (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

         (f) REGISTRATION RIGHTS. The issuance of any Warrant Shares required to be reserved for purposes of exercise of this Warrant and the public distribution of such Warrant Shares are entitled to the benefits of the registration rights set forth in the Purchase Agreement.

         8. NOTICES. All notices, requests, and other communications required or permitted to be given or delivered hereunder to the holder of this Warrant shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail, postage prepaid and addressed, to such holder at the address shown for such holder on the books of the Company, or at such other address as shall have been furnished to the Company by notice from such holder. All notices, requests, and other communications required or permitted to be given or delivered hereunder to the Company shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail, postage prepaid and addressed, to the office of the Company at 500 Commerce Street, Fort Worth, Texas, 76102-5439, Attention: Chief Executive Officer, or at such other address as shall have been furnished to the holder of this Warrant by notice from the Company. Any such notice, request, or other communication may be sent by telegram or telex, but shall in such case be subsequently confirmed by a writing personally delivered or sent by certified or registered mail as provided above. All notices, requests, and other communications shall be deemed to have been given either at the time of the delivery thereof to (or the receipt by, in the case of a telegram or telex) the person entitled to receive such notice at the address of such person for purposes of this Paragraph 8, or, if mailed, at the completion of the third full day following the time of such mailing thereof to such address, as the case may be.

         9. GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF TEXAS, WITHOUT REGARD TO ANY CHOICE OF LAW PRINCIPLES OF SUCH STATE.

         10. REMEDIES. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific enforcement of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         11. MISCELLANEOUS.

         (a) AMENDMENTS. This Warrant and any provision hereof may not be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party (or any predecessor in interest thereof) against which enforcement of the same is sought.



WARRANT - PAGE 8

         (b) DESCRIPTIVE HEADINGS. The descriptive headings of the several paragraphs of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

         (c) SUCCESSORS AND ASSIGNS. This Warrant shall, to the extent provided in Section 4(e), be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all the Company's assets.





WARRANT - PAGE 9

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer under its corporate seal, attested by its duly authorized officer, on this 23rd day of March, 2001.

                                     GAINSCO, INC.



                                     By: /s/ Glenn W. Anderson
                                         -------------------------------------
                                         Glenn W. Anderson,
                                         President and Chief Executive Officer




WARRANT - PAGE 10

                           FORM OF EXERCISE AGREEMENT


                                                   Dated:              ,
                                                          -------------  -------


To:



Attention:

         The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby agrees to purchase ______ shares of Common Stock covered by such Warrant, and makes payment herewith in full therefor at the price per share provided by such Warrant (in cash or by certified or official bank check in the amount of $____________) held by the undersigned and any applicable taxes payable by undersigned. Please issue a certificate or certificates for such shares of Common Stock in the name of and pay any cash for any fractional share to:

         Name:

         Signature:

         Title of Signing Officer or Agent (if any):

         Note: The above signature should correspond exactly with the name on the face of the attached Warrant or with the name of the assignee appearing in the assignment form.

and, if said number of shares of Common Stock shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of said undersigned covering the balance of the shares purchasable thereunder less any fraction of a share paid in cash.




WARRANT - PAGE 11

                               FORM OF ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights represented by and under the attached Warrant, with respect to the number of shares of Common Stock covered thereby set forth hereinbelow, to:

        Name of Assignee            Address               No. of Shares
        ----------------            -------               -------------





, and hereby irrevocably constitutes and appoints _______________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.

Dated:                ,
       ---------------  -------




                                    Name:

                                    Signature:

                                    Title of Signing Officer or Agent
                                    (if any):

                                    Address:



                                    Note:    The above signature should
                                             correspond exactly with the name on
                                             the face of the within Warrant.



WARRANT - PAGE 12